Exhibit 99.1

LED Lighting, Controls and Energy Project Solutions Provider Orion

Names Veteran Finance Executive Per Brodin to Succeed Bill Hull as CFO

Manitowoc, WI – October 15, 2020 – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a provider of LED lighting systems and turnkey project implementation, including commissioning and installation of fixtures, controls and IoT systems, ongoing system maintenance and program management, today announced the appointment of J. Per Brodin, an accomplished finance executive and public company CFO, to succeed CFO William T. “Bill” Hull. Mr. Brodin joins Orion on Monday, October 19th and will assume the Chief Financial Officer role following Mr. Hull’s previously announced retirement.

Mr. Brodin has over 30 years of experience as a financial executive spanning public accounting, CFO and finance roles in a range of industries, including more than ten years as a CFO of publicly registered companies. Most recently Mr. Brodin served as Interim CFO for Fleet Farm, a KKR-owned retailer with 46 stores in six Midwest states. He has also served as CFO for Shopko Stores, a general merchandise retailer, ATI Physical Therapy, Claire’s Stores and Centene Corporation. Mr. Brodin began his career at Arthur Andersen and took his first corporate position with May Department Stores as Vice President, Accounting and Reporting in 2002.

Mike Altschaefl, Orion’s CEO and Board Chair, commented, “On behalf of our Board and the entire team, we are excited to welcome Per to Orion and are very pleased to have found a senior financial executive with such a broad range of relevant skills, experience and accomplishment, often at far larger enterprises, to guide and support Orion’s continued growth and success. To ensure the best possible transition in the CFO role, we are pleased that Per and Bill will be able to overlap for a few weeks prior to Bill’s retirement. We are grateful to Bill for his contributions to Orion over the past five years and for his care in transitioning his role and ensuring a strong replacement is firmly in place.”

Mr. Brodin added, “Having spent a good deal of time with the management team and Board, I am very pleased to join such an impressive, successful and growing company as Orion at such an exciting time. Orion has forged a remarkable combination of products, services and customer commitment that has proven to be a powerful differentiator in the broader LED lighting, controls and services market. I am confident that my background and experience are a solid match with Orion’s existing leadership, and I am very excited by the challenge of further extending Orion’s customer footprint, along with its operating and financial success.”

About Orion Energy Systems

Orion is a manufacturer of LED lighting systems and manages turnkey project implementation including commissioning and installation of fixtures, controls and IoT solutions, ongoing system maintenance and program management, helping customers to digitize their business and reduce their carbon footprint.

Safe Harbor Statement

Certain matters discussed in this press release, are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe our future plans, objectives or goals, including business relationships with government customers, are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected including, but not limited to, the risks described in our filings with the Securities and Exchange Commission.

Shareholders, potential investors and other readers are urged to consider risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of our Website. Except as required by applicable law, we assume no obligation to update any forward-looking statements publicly or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

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Twitter: @OrionLighting and @OrionLightingIR

StockTwits: @Orion_LED_IR

Investor Relations Contacts:
Bill Hull, CFO	William Jones; David Collins
Orion Energy Systems, Inc.	Catalyst IR
bhull@oesx.com	(212) 924-9800
oesx@catalyst-ir.com